1November 14, 2023 Sonder The Dutch, New York City Q3 2023

2 Our cash flow positive plan is in full swing, with reduced Free Cash Flow1 (FCF) burn of $18M y/y this past quarter and rapidly improving FCF margins1 from (37)% to (17)%. So far this year, our efforts to improve costs have been notable – in both direct costs and overhead – with much of our improvement in free cash flow coming from those efforts. We also proudly launched Powered By Sonder - a collection of boutique hotels which has allowed us to add rapid-payback, profitable supply with short lead times and to strengthen our brand offering in North America and Europe. Openings last quarter were significant, with approximately 850 new live units now welcoming guests and contributing to our top goal of sustainable positive free cash flow. Thank you for your continued support – we commit to keep working tirelessly to deliver value to all of our shareholders. Francis Davidson Co-founder and CEO A note from Francis Fellow Sonder shareholders, (1) Free Cash Flow, and thus Free Cash Flow Margin is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure. A year ago, for every dollar of revenue generated, Sonder burned 31 ce ts1. Twelve months later, that figure has dropped to 10 cents1 as revenue has grown 29%. The progress we’ve made over the last quarter is attributable to cost discipline – every expense has been scrutinized for its ROI, and every department has been successful at delivering p rating effici ncies. We’re proud to have achieved those significant improvements without impairing our guest experience and brand. hile we’re n t encouraged by recent y/y RevPAR clines, we’re optimistic that we can revert course. Several initiatives addressing pricing, sales, distribution, the performance of our newer cohorts and merchandising are top priorities for the company. Another area of focus over the coming quarter will be to increasingly turn our attention towards the performance of our portfolio of properties. The majority are contributing positively to our cash flow, but many are dragging down profitability. Working with property owners to optimize our portfolio will be crucial to accelerate our timeline to sustainable cash flow positivity. Once again, we thank you for your support, and we remain committed to doing the hard things to successfully transition Sonder from a hyper-growth company to a self-sustaining, growth company.

3 RevPAR $153 (3)% y/y decline Occupancy Rate 83% (1)% y/y decline Free Cash Flow 2 $(16)M Free Cash Flow margin improvement to (10)% in Q3 2023 from (31)% in Q3 2022 Live Units | Total Portfolio3 11.8K | 17.1K 31% y/y growth | (10)% y/y decline Revenue $161M 29% y/y improvement Average Daily Rate (ADR) $185 (2)% y/y decline Operating Cash Flow 1 $(13)M Operating Cash Flow margin improvement to (8)% in Q3 2023 from (26)% in Q3 2022 TTM Cash Contribution 2 $109M TTM Cash Contribution margin improvement to 19% in Q3 2023 from 17% in Q3 2022 Third quarter 2023 key results (1) Operating Cash Flow includes the impact of restructuring and other charges related to reductions in force. Operating Cash Flow is equivalent to cash provided by (used in) operating activities. Operating Cash Flow Margin is defined as Operating Cash Flow as a percentage of revenue. (2) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure. Cash provided by (used in) operating activities includes the benefit of FF&E Allowance Realized, and therefore, Cash Contribution and Cash Contribution Margin include the benefit of FF&E Allowance Realized. (3) Certain signed leases have contingencies or conditions that must be satisfied before we take over the units, and from time to time, we exclude some of these leases from our Contracted Units total based on our judgment about the likelihood that the contingencies or conditions will be satisfied.

# Improving Cash Flow Metrics

| **$(13)M** | **$(16)M** |
|---|---|
| Q3 2023 Operating Cash Flow[1] | Q3 2023 Free Cash Flow[2] |
| (8)% Operating Cash Flow Margin | (10)% Free Cash Flow Margin |

## Quarterly Operating Cash Flow Margin and Free Cash Flow Margin



Operating Cash Flow Margin[1]
Free Cash Flow Margin[2]
(128%)
(136%)
(118%)
(127%)
(59%)
(66%)
(50%)
(61%)
(63%)
(77%)
(34%)
(37%)
(26%)
(31%)
(18%)
(22%)
(29%)
(34%)
(16%)
(17%)
(8%)
(10%)

| | Q1 '21 | Q2 '21 | Q3 '21 | Q4 '21 | Q1 '22 | Q2 '22 | Q3 '22 | Q4 '22 | Q1 '23 | Q2 '23 | Q3 '23 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Revenue ($M) | $32 | $47 | $67 | $87 | $80 | $121 | $125 | $135 | $121 | $157 | $161 |
| *y/y growth* | *(25%)* | *151%* | *155%* | *204%* | *155%* | *157%* | *85%* | *56%* | *50%* | *30%* | *29%* |

(1) Operating Cash Flow includes the impact of restructuring and other charges related to reductions in force. Operating Cash Flow is equivalent to cash provided by (used in) operating activities. Operating Cash Flow Margin is defined as Operating Cash Flow as a percentage of revenue.
(2) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure.

4

5 Q3 2023 Results Sonder The Fitz, Minneapolis

Q3 2023 Results

Q3 2023 business performance

**11.8K**
Live Units
+31% y/y

**1,048K**
Bookable Nights
+33% y/y

**868K**
Occupied Nights
+31% y/y
83% Occupancy Rate

**$153**
RevPAR
(3)% y/y

## Quarterly Total Portfolio (End of Period)


Live Units
Contracted Units[1]
19.3K
11.6K
7.7K
18.7K
10.3K
8.4K
18.9K
9.9K
9.0K
17.6K
7.9K
9.7K
18.2K
7.9K
10.4K
17.4K
6.3K
11.1K
17.1K
5.3K
11.8K
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23

## Quarterly Bookable Nights | Occupancy Rate


689K
73%
725K
82%
786K
84%
852K
83%
898K
80%
957K
82%
1,048K
83%
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23

## Quarterly RevPAR | ADR


RevPAR
ADR
$160
$117
$203
$167
$189
$158
$191
$158
$167
$134
$200
$164
$185
$153
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23

(1) Certain signed leases have contingencies or conditions that must be satisfied before we take over the units, and from time to time, we exclude some of these leases from our Contracted Units total based on our judgment about the likelihood that the contingencies or conditions will be satisfied.

6

7 $161M Revenue 29% y/y improvement $(16)M Free Cash Flow2 Free Cash Flow margin improvement to (10)% in Q3 2023 from (31)% in Q3 2022 $(13)M Operating Cash Flow1 Operating Cash Flow margin improvement to (8)% in Q3 2023 from (26)% in Q3 2022 $109M TTM Cash Contribution2 TTM Cash Contribution margin improvement to 19% in Q3 2023 from 17% in Q3 2022 Q3 2023 financial performance (1) Operating Cash Flow includes the impact of restructuring and other charges related to reductions in force. Operating Cash Flow is equivalent to cash provided by (used in) operating activities. Operating Cash Flow Margin is defined as Operating Cash Flow as a percentage of revenue. (2) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure. Cash provided by (used in) operating activities includes the benefit of FF&E Allowance Realized, and therefore, Cash Contribution and Cash Contribution Margin include the benefit of FF&E Allowance Realized. TTM Operating Cash Flow Margin1 TTM Operating Cash Flow Margin and TTM Cash Contribution Margin TTM Cash Contribution Margin2 Q3 2023 Results Q1 ‘22 Q2 ‘22 Q3 ’22 Q4 ‘22 Q1 ‘23 Q2 ‘23 Q3 ‘23

8 The ranges we are providing for Revenue and FCF for Q4 2023 exclude any future impact of our portfolio optimization program, which could be material. The same as past quarters, our guidance is based on our best knowledge available from internal data and third party forecasters and does not contemplate an extreme slowdown in demand. For Q4 2023, we expect revenue between $165 million and $175 million, which at the midpoint represents a $148 million, or 32%, y/y improvement for FY2023 and a $35 million, or 26%, improvement vs. Q4 2022. For FCF, we expect between $(39) and $(29) million in Q4 2023. At the midpoint of the guidance range provided, this translates to a $58 million, or 33%, y/y improvement in Free Cash Flow for FY2023. This includes the impact of $4.3 million in one-time prepayment interest penalty associated with our amended credit agreement in Q4 2023. Guidance Illustrative Free Cash Flow1 Based on Guidance ($M) Q1: $(62) Q2: $(45) 1H 2022 2H 2022 1H 2023 2H 2023 Q3: $(39) Q4: $(30) Actuals Guidance (1) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure. Q1: $(41) Q2: $(27) 2H: $(69) 1H: $(107) 1H: $(68) 2H: $(55) - $(45) Q3: $(16) Q4: $(39) - $(29)

9 Financial Statements Sonder Woods Cove, Laguna Beach

Sonder Holdings Inc. and Subsidiaries Consolidated balance sheets (In thousands) 10 Note: Effective January 1, 2022, Sonder adopted new leasing accounting standard ASC 842 / IFRS 16, which recognizes right-of-use assets and lease liabilities on our balance sheet for all operating leases, increasing both assets and liabilities. (1) Prior period balances have been adjusted to reflect the Reverse Stock Split at a ratio of 1-for-20 that became effective on September 20, 2023. September 30, 2023 December 31, 2022 Assets Current assets: Cash and cash equivalents $ 166,045 $ 246,624 Restricted cash 41,188 42,562 Accounts receivable, net of allowance 9,105 5,613 Prepaid expenses 6,388 8,066 Other current assets 10,532 10,065 Total current assets 233,258 312,930 Property and equipment, net 28,462 34,926 Operating lease right-of-use ("ROU") assets 1,439,572 1,209,486 Other non-current assets 15,045 16,270 Total assets $ 1,716,337 $ 1,573,612 Liabilities and stockholders’ deficit Current liabilities: Accounts payable 20,514 16,082 Accrued liabilities 24,694 20,131 Taxes payable 15,894 14,418 Deferred revenue 67,819 41,664 Current portion of long-term debt 1,000 — Current operating lease liabilities 199,345 158,346 Total current liabilities 329,266 250,641 Non-current operating lease liabilities 1,382,693 1,166,538 Long-term debt, net 196,398 172,950 Other non-current liabilities 668 3,430 Total liabilities 1,909,025 1,593,559 Stockholders’ deficit: Common stock1 1 1 Additional paid-in capital1 972,991 947,621 Cumulative translation adjustment 10,908 12,985 Accumulated deficit (1,176,588) (980,554) Total stockholders’ deficit (192,688) (19,947) Total liabilities and stockholders’ deficit $ 1,716,337 $ 1,573,612 Financial Statements (Unaudited) (Unaudited)

Sonder Holdings Inc. and Subsidiaries Condensed consolidated statements of operations and comprehensive loss (1/2) (In thousands, except for number of shares information and per share amounts) 11 Three months ended September 30, 2023 2022 Revenue $ 160,896 $ 124,526 Costs and operating expenses: Cost of revenue (excluding depreciation and amortization) 110,711 76,884 Operations and support 52,137 55,586 General and administrative 27,551 33,016 Research and development 5,344 6,936 Sales and marketing 20,996 13,372 Other operating expenses 1,087 — Total costs and operating expenses 217,826 185,794 Loss from operations (56,930) (61,268) Interest expense, net 6,423 4,112 Change in fair value of SPAC Warrants (276) 495 Change in fair value of Earn Out Liability (209) 2,223 Other expense (income), net 1,032 5,175 Total non-operating expense (income), net 6,970 12,005 Loss before income taxes (63,900) (73,273) Provision for income taxes 376 416 Net loss $ (64,276) $ (73,689) Weighted average basic and diluted common shares outstanding1 10,960,030 10,784,117 Basic and diluted net loss per common share1 $ (5.86) $ (6.83) Other comprehensive loss: Net loss $ (64,276) $ (73,689) Change in foreign currency translation adjustment 3,256 4,833 Comprehensive loss $ (61,020) $ (68,856) Financial Statements (Unaudited) (Unaudited) (1) Prior period balances have been adjusted to reflect the Reverse Stock Split at a ratio of 1-for-20 that became effective on September 20, 2023.

Sonder Holdings Inc. and Subsidiaries Condensed consolidated statements of operations and comprehensive loss (2/2) (In thousands, except for number of shares information and per share amounts) 12 Nine months ended September 30, 2023 2022 Revenue $ 439,037 $ 326,314 Costs and operating expenses: Cost of revenue (excluding depreciation and amortization) 295,988 229,967 Operations and support 160,502 157,856 General and administrative 90,465 101,274 Research and development 17,487 22,649 Sales and marketing 55,063 35,247 Other operating expenses 1,087 — Restructuring and other charges 2,130 4,033 Total costs and operating expenses 622,722 551,026 Loss from operations (183,685) (224,712) Interest expense, net 18,285 16,696 Change in fair value of SPAC Warrants (674) (23,819) Change in fair value of Earn Out Liability (2,142) (94,299) Change in fair value of share-settled redemption feature and gain on conversion of convertible notes — (29,512) Other expense (income), net (3,759) 14,050 Total non-operating expense (income), net 11,710 (116,884) Loss before income taxes (195,395) (107,828) Provision for income taxes 639 564 Net loss $ (196,034) $ (108,392) Weighted average basic and diluted common shares outstanding1 10,908,011 10,125,694 Basic and diluted net loss per common share1 $ (17.97) $ (10.70) Other comprehensive loss: Net loss $ (196,034) $ (108,392) Change in foreign currency translation adjustment (2,078) 11,916 Comprehensive loss $ (198,112) $ (96,476) Financial Statements (Unaudited) (Unaudited) (1) Prior period balances have been adjusted to reflect the Reverse Stock Split at a ratio of 1-for-20 that became effective on September 20, 2023.

Sonder Holdings Inc. and Subsidiaries Consolidated statements of cash flows (1/2) (In thousands) 13 Three months ended September 30, 2023 2022 Cash flows from operating activities: Net loss $ (64,276) $ (73,689) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 5,882 6,175 Stock-based compensation 4,924 6,405 Amortization of operating lease ROU assets 47,193 35,341 Impairment of ROU assets 1,087 — (Gain) loss on foreign exchange 1,933 6,634 Capitalization of paid-in-kind interest on long-term debt 7,283 8,291 Amortization of debt issuance costs 2 (8,891) Amortization of debt discounts 477 6,014 Change in fair value of SPAC Warrants (276) 495 Change in fair value of Earn Out Liability (209) 2,223 Other operating activities (131) 187 Changes in: Accounts receivable, net 4,457 1,381 Prepaid expenses 2,423 2,334 Other current and non-current assets (799) 7,433 Accounts payable 796 (6,019) Accrued liabilities 5,831 (4,600) Taxes payable 545 1,930 Deferred revenue 7,688 11,115 Operating lease ROU assets and operating lease liabilities, net (38,712) (34,229) Other current and non-current liabilities 716 (1,007) Net cash used in operating activities (13,166) (32,477) Cash flows from investing activities: Purchase of property and equipment (2,189) (7,434) Capitalization of internal-use software (428) (274) Net cash used in investing activities (2,617) (7,708) Cash flows from financing activities: Repayment of debt and payment of early termination fees (250) — Proceeds from issuance of debt 3,000 — Proceeds from exercise of stock options — 255 Net cash provided by financing activities 2,750 255 Effects of foreign exchange on cash 753 (2,359) Net change in cash, cash equivalents, and restricted cash (12,280) (42,289) Cash, cash equivalents, and restricted cash at beginning of period 219,513 360,744 Cash, cash equivalents, and restricted cash at end of period $ 207,233 $ 318,455 Financial Statements (Unaudited) (Unaudited)

Sonder Holdings Inc. and Subsidiaries Consolidated statements of cash flows (2/2) (In thousands) 14 Nine months ended September 30, 2023 2022 Cash flows from operating activities: Net loss $ (196,034) $ (108,392) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 18,908 17,801 Stock-based compensation 25,362 18,139 Amortization of operating lease ROU assets 130,192 105,569 Impairment of ROU assets 1,087 — (Gain) loss on foreign exchange (2,445) 13,092 Capitalization of paid-in-kind interest on long-term debt 20,418 12,544 Amortization of debt issuance costs 6 149 Amortization of debt discounts 1,274 3,374 Change in fair value of share-settled redemption feature and gain on conversion of convertible notes1 — (29,512) Change in fair value of SPAC Warrants (674) (23,819) Change in fair value of Earn Out Liability (2,142) (94,299) Other operating activities 897 1,362 Changes in: Accounts receivable, net (4,817) (1,560) Prepaid expenses 1,885 (2,543) Other current and non-current assets 1,177 10,750 Accounts payable 4,433 (28,401) Accrued liabilities 3,911 2,295 Taxes payable 1,706 6,181 Deferred revenue 25,651 30,204 Operating lease ROU assets and operating lease liabilities, net (105,422) (58,493) Other current and non-current liabilities 589 1,467 Net cash used in operating activities (74,038) (124,092) Cash flows from investing activities: Purchase of property and equipment (10,988) (23,579) Capitalization of internal-use software (1,117) (2,510) Net cash used in investing activities (12,105) (26,089) Cash flows from financing activities: Proceeds from Delayed Draw Notes1 — 159,225 Repayment of debt and payment of early termination fees (250) (27,745) Proceeds from issuance of debt 3,000 — Proceeds from business combination and PIPE Investment1 — 325,928 Common stock issuance costs1 — (58,555) Proceeds from exercise of stock options 8 1,702 Net cash provided by financing activities 2,758 400,555 Effects of foreign exchange on cash 1,432 (1,860) Net change in cash, cash equivalents, and restricted cash (81,953) 248,514 Cash, cash equivalents, and restricted cash at beginning of period 289,186 69,941 Cash, cash equivalents, and restricted cash at end of period $ 207,233 $ 318,455 Financial Statements (Unaudited) (Unaudited) (1) These line items relate to pre-SPAC or SPAC related transactions. As such, there is no activity in 2023.

15 Sonder The William, New York City Non-GAAP Reconciliations & Other Supplemental Data

Non-GAAP Reconciliations & Other Supplemental Data

# Reconciliation of Cash used in operating activities to Free Cash Flow

Sonder supplements its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP") by providing additional financial measures that are not prepared in accordance with GAAP. Sonder's management uses these non-GAAP financial measures, collectively, to evaluate ongoing operations and for internal planning and forecasting purposes. Sonder believes that these non-GAAP financial measures are useful in evaluating its operating performance, and may assist investors in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. However, Sonder's definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar measures. These non-GAAP financial measures should not be viewed in isolation or as a substitute for, or superior to, measures prepared in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

**Free Cash Flow ("FCF")** is defined as cash provided by (used in) operating activities plus cash provided by (used in) investing activities, excluding the impact of restructuring charges, if any. **Free Cash Flow Margin** is defined as Free Cash Flow as a percentage of revenue. The most directly comparable GAAP financial measure is cash provided by (used in) operating activities.

| (in thousands) | Q1 2021 | Q2 2021 | Q3 2021 | Q4 2021 | Q1 2022 | Q2 2022 | Q3 2022 | Q4 2022 | Q1 2023 | Q2 2023 | Q3 2023 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Cash used in operating activities** | **$ (40,308)** | **$ (55,945)** | **$ (39,690)** | **$ (43,448)** | **$ (50,693)** | **$ (40,922)** | **$ (32,477)** | **$ (24,923)** | **$ (35,492)** | **$ (25,380)** | **$ (13,166)** |
| Cash used in investing activities | (2,676) | (4,224) | (4,952) | (9,735) | (11,616) | (6,765) | (7,708) | (4,904) | (7,478) | (2,010) | (2,617) |
| **FCF, including restructuring costs** | **$ (42,984)** | **$ (60,169)** | **$ (44,642)** | **$ (53,183)** | **$ (62,309)** | **$ (47,687)** | **$ (40,185)** | **$ (29,827)** | **$ (42,970)** | **$ (27,390)** | **$ (15,783)** |
| Cash paid for restructuring costs | — | — | — | — | — | 2,363 | 1,114 | 235 | 1,597 | 553 | — |
| **FCF, excluding restructuring costs** | **$ (42,984)** | **$ (60,169)** | **$ (44,642)** | **$ (53,183)** | **$ (62,309)** | **$ (45,324)** | **$ (39,071)** | **$ (29,592)** | **$ (41,373)** | **$ (26,837)** | **$ (15,783)** |
| Revenue | $31,558 | $47,269 | $67,454 | $86,663 | $80,466 | $121,322 | $124,526 | $134,769 | $120,738 | $157,403 | $160,896 |
| *FCF Margin* | *(136)%* | *(127)%* | *(66)%* | *(61)%* | *(77)%* | *(37)%* | *(31)%* | *(22)%* | *(34)%* | *(17)%* | *(10)%* |

16

Non-GAAP Reconciliations & Other Supplemental Data

# Reconciliation of Cash used in operating activities to Cash Contribution

**Cash Contribution** is defined as operating cash flow before non-property level operating expenses, excluding the impact of restructuring charges, if any. **Cash Contribution Margin** is defined as Cash Contribution as a percentage of revenue. The most directly comparable GAAP financial measure is cash provided by (used in) operating activities. Cash provided by (used in) operating activities includes the benefit of FF&E Allowance Realized, and therefore, Cash Contribution and Cash Contribution Margin include the benefit of FF&E Allowance Realized.

| (in thousands) | Q1 2021 | Q2 2021 | Q3 2021 | Q4 2021 | Q1 2022 | Q2 2022 | Q3 2022 | Q4 2022 | Q1 2023 | Q2 2023 | Q3 2023 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Non-property level sales and marketing:** | | | | | | | | | | | |
| Sales and marketing | $ 2,511 | $ 4,888 | $ 6,724 | $ 9,367 | $ 9,461 | $ 12,414 | $ 13,372 | $ 15,977 | $ 15,836 | $ 18,231 | $ 20,996 |
| (-) Property level sales and marketing [1] | (1,592) | (3,052) | (4,638) | (6,634) | (6,814) | (9,535) | (10,566) | (11,837) | (11,672) | (13,369) | (14,529) |
| Non-property level sales and marketing | $ 919 | $ 1,836 | $ 2,086 | $ 2,733 | $ 2,647 | $ 2,879 | $ 2,806 | $ 4,140 | $ 4,164 | $ 4,862 | $ 6,467 |
| **Non-property level operations and support:** | | | | | | | | | | | |
| Operations and support | $ 25,423 | $ 34,889 | $ 36,592 | $ 45,824 | $ 48,267 | $ 54,003 | $ 55,586 | $ 53,225 | $ 56,157 | $ 52,208 | $ 52,137 |
| (-) Property level operations and support [2] | (9,921) | (13,308) | (14,795) | (19,855) | (22,104) | (24,814) | (26,967) | (27,272) | (31,486) | (29,369) | (30,232) |
| Non-property level operations and support | $ 15,502 | $ 21,581 | $ 21,797 | $ 25,969 | $ 26,163 | $ 29,189 | $ 28,619 | $ 25,953 | $ 24,671 | $ 22,839 | $ 21,905 |
| **Non-property level operating expenses:** | | | | | | | | | | | |
| General and administrative | $ 32,149 | $ 24,615 | $ 21,694 | $ 27,677 | $ 36,981 | $ 31,277 | $ 33,016 | $ 31,171 | $ 32,745 | $ 30,169 | $ 27,551 |
| (+) Research and development | 3,319 | 4,066 | 5,443 | 6,263 | 7,625 | 8,088 | 6,936 | 6,247 | 6,580 | 5,563 | 5,344 |
| (+) Non-property level sales and marketing | 919 | 1,836 | 2,086 | 2,733 | 2,647 | 2,879 | 2,806 | 4,140 | 4,164 | 4,862 | 6,467 |
| (+) Non-property level operations and support | 15,502 | 21,581 | 21,797 | 25,969 | 26,163 | 29,189 | 28,619 | 25,953 | 24,671 | 22,839 | 21,905 |
| (-) Stock based compensation | (14,153) | (2,448) | (3,573) | (5,073) | (6,680) | (5,054) | (6,405) | (4,818) | (12,180) | (8,258) | (4,924) |
| (-) Depreciation and amortization | (4,119) | (4,213) | (4,357) | (5,025) | (5,630) | (5,996) | (6,175) | (6,110) | (7,048) | (5,978) | (5,882) |
| Non-property level operating expenses | $ 33,617 | $ 45,437 | $ 43,090 | $ 52,544 | $ 61,106 | $ 60,383 | $ 58,797 | $ 56,583 | $ 48,932 | $ 49,197 | $ 50,461 |
| **Cash contribution:** | | | | | | | | | | | |
| Cash used in operating activities | $ (40,308) | $ (55,945) | $ (39,690) | $ (43,448) | $ (50,693) | $ (40,922) | $ (32,477) | $ (24,923) | $ (35,492) | $ (25,380) | $ (13,166) |
| (+) Cash paid for restructuring costs | — | — | — | — | — | 2,363 | 1,114 | 235 | 1,597 | 553 | — |
| (+) Non-property level operating expenses | 33,617 | 45,437 | 43,090 | 52,544 | 61,106 | 60,383 | 58,797 | 56,583 | 48,932 | 49,197 | 50,461 |
| **Cash contribution [3]** | $ (6,691) | $ (10,508) | $ 3,400 | $ 9,096 | $ 10,413 | $ 21,824 | $ 27,434 | $ 31,895 | $ 15,037 | $ 24,370 | $ 37,295 |
| Revenue | $ 31,558 | $ 47,269 | $ 67,454 | $ 86,663 | $ 80,466 | $ 121,322 | $ 124,526 | $ 134,769 | $ 120,738 | $ 157,403 | $ 160,896 |
| *Cash contribution margin* | *(21)%* | *(22)%* | *5 %* | *11 %* | *13 %* | *18 %* | *22 %* | *24 %* | *12 %* | *15 %* | *23 %* |

Note: Cash provided by (used in) operating activities includes the benefit of FF&E Allowance Realized, and therefore, Cash Contribution and Cash Contribution Margin include the benefit of FF&E Allowance Realized.
(1) Composed of channel fees. (2) Composed of customer service, laundry/consumables, maintenance and utilities and insurance included in operations and support. (3) Excludes restructuring costs.

17

Non-GAAP Reconciliations & Other Supplemental Data

# Reconciliation of Cash used in operating activities to Cash Contribution (TTM)

| (in thousands) | Q1 2022 | Q2 2022 | Q3 2022 | Q4 2022 | Q1 2023 | Q2 2023 | Q3 2023 |
|---|---|---|---|---|---|---|---|
| **Non-property level sales and marketing:** | | | | | | | |
| Sales and marketing | $ 30,440 | $ 37,966 | $ 44,614 | $ 51,224 | $ 57,599 | $ 63,416 | $ 71,040 |
| (-) Property level sales and marketing [1] | (21,138) | (27,621) | (33,549) | (38,752) | (43,610) | (47,444) | (22,349) |
| Non-property level sales and marketing | $ 9,302 | $ 10,345 | $ 11,065 | $ 12,472 | $ 13,989 | $ 15,972 | $ 19,633 |
| **Non-property level operations and support:** | | | | | | | |
| Operations and support | $ 165,572 | $ 184,686 | $ 203,680 | $ 211,081 | $ 218,971 | $ 217,176 | $ 213,727 |
| (-) Property level operations and support [2] | (70,062) | (81,568) | (93,740) | (101,157) | (110,539) | (115,094) | (57,895) |
| Non-property level operations and support | $ 95,510 | $ 103,118 | $ 109,940 | $ 109,924 | $ 108,432 | $ 102,082 | $ 95,368 |
| **Non-property level operating expenses:** | | | | | | | |
| General and administrative | $ 110,967 | $ 117,629 | $ 128,951 | $ 132,445 | $ 128,209 | $ 127,101 | $ 121,636 |
| (+) Research and development | 23,397 | 27,419 | 28,912 | 28,896 | 27,851 | 25,326 | 23,734 |
| (+) Non-property level sales and marketing | 9,302 | 10,345 | 11,065 | 12,472 | 13,989 | 15,972 | 19,633 |
| (+) Non-property level operations and support | 95,510 | 103,118 | 109,940 | 109,924 | 108,432 | 102,082 | 95,368 |
| (-) Stock based compensation | (17,774) | (20,380) | (23,212) | (22,957) | (28,457) | (31,661) | (20,332) |
| (-) Depreciation and amortization | (19,225) | (21,008) | (22,826) | (23,911) | (25,329) | (25,311) | (13,254) |
| Non-property level operating expenses | $ 202,177 | $ 217,123 | $ 232,830 | $ 236,869 | $ 224,695 | $ 213,509 | $ 205,173 |
| **Cash contribution:** | | | | | | | |
| Cash used in operating activities | $ (189,776) | $ (174,753) | $ (167,540) | $ (149,015) | $ (133,814) | $ (118,272) | $ (98,961) |
| (+) Cash paid for restructuring costs | — | 2,363 | 3,477 | 3,712 | 5,309 | 3,499 | 2,385 |
| (+) Non-property level operating expenses | 202,177 | 217,123 | 232,830 | 236,869 | 224,695 | 213,509 | 205,173 |
| **Cash contribution [3]** | $ 12,401 | $ 44,733 | $ 68,767 | $ 91,566 | $ 96,190 | $ 98,736 | $ 108,597 |
| Revenue | $ 281,852 | $ 355,905 | $ 412,977 | $ 461,083 | $ 501,355 | $ 537,436 | $ 573,806 |
| *Cash contribution margin* | *4 %* | *13 %* | *17 %* | *20 %* | *19 %* | *18 %* | *19 %* |

Note: See prior page for quarterly figures. TTM calculated as the sum of the prior four quarters (e.g. TTM Q1 2023 = Q2 2022 + Q3 2022 + Q4 2022 + Q1 2023). Cash provided by (used in) operating activities includes the benefit of FF&E Allowance Realized, and therefore, Cash Contribution and Cash Contribution Margin include the benefit of FF&E Allowance Realized. (1) Composed of channel fees. (2) Composed of customer service, laundry/consumables, maintenance and utilities and insurance included in operations and support. (3) Excludes restructuring costs.

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19 Historical Data: Revenue Measures Non-GAAP Reconciliations & Other Supplemental Data Note: Certain signed leases have contingencies or conditions that must be satisfied before we take over the units, and from time to time, we exclude some of these leases from our Contracted Units total based on our judgment about the likelihood that the contingencies or conditions will be satisfied. 2021 2022 2023 (In thousands, except $ and %) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Live Units 5.0 5.5 6.3 7.6 7.7 8.4 9.0 9.7 10.4 11.1 11.8 Contracted Units 8.0 9.2 10.0 10.5 11.6 10.3 9.9 7.9 7.9 6.3 5.3 Total Portfolio 13.0 14.7 16.3 18.1 19.3 18.7 18.9 17.6 18.2 17.4 17.1 Bookable Nights 411 473 536 611 689 725 786 852 898 957 1,048 Occupied Nights 274 321 366 420 503 598 661 704 722 789 868 Occupancy Rate 66% 68% 68% 69% 73% 82% 84% 83% 80% 82% 83% Average Daily Rate $115 $147 $184 $206 $160 $203 $189 $191 $167 $200 $185 RevPAR $77 $100 $126 $142 $117 $167 $158 $158 $134 $164 $153

20 Revenue per Available Room Revenue Per Available Room (“RevPAR”) represents the average revenue earned per available night, and is calculated either by dividing revenue by Bookable Nights, or by multiplying Average Daily Rate by Occupancy Rate. Average Daily Rate (“ADR”) represents the average revenue earned per night occupied and is calculated as revenue divided by Occupied Nights. Free Cash Flow Free Cash Flow (“FCF”) is defined as cash provided by (used in) operating activities plus cash provided by (used in) investing activities, excluding the impact of restructuring charges, if any. Free Cash Flow Margin is defined as Free Cash Flow as a percentage of revenue. Reconciliation of Free Cash Flow to the most comparable GAAP measure can be found on pg 16. Cash Contribution Cash Contribution is defined as operating cash flow before non-property level operating expenses, excluding the impact of restructuring charges, if any. Cash Contribution Margin is defined as Cash Contribution as a percentage of revenue. Reconciliation of Cash Contribution to the most comparable GAAP measure can be found on pgs 17 - 18. Use of non-GAAP financial measures Sonder supplements its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”) by providing additional financial measures that are not prepared in accordance with GAAP, including Free Cash Flow, Free Cash Flow Margin, Cash Contribution, and Cash Contribution Margin. Further information about these measures appears under “Key Terms” below. Sonder’s management uses these non-GAAP financial measures, collectively, to evaluate ongoing operations and for internal planning and forecasting purposes. Sonder believes that these non-GAAP financial measures are useful in evaluating its operating performance, and may assist investors in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. However, Sonder’s definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar measures. These non-GAAP financial measures should not be viewed in isolation or as a substitute for, or superior to, measures prepared in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. Sonder has not reconciled consolidated Free Cash Flow guidance to projected consolidated GAAP cash provided by (used in) operating activities because we do not provide guidance on GAAP cash provided by (used in) operating activities or the reconciling items between Free Cash Flow and GAAP cash provided by (used in) operating activities, as a result of the uncertainty regarding, and the potential variability of, certain of these items. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort. Key Terms Total Portfolio Total Portfolio represents Live Units plus Contracted Units. This includes any unit that has a signed real estate contract, regardless of whether or not the unit is available for guests to book. This excludes any units that have been exited (i.e., the lease was terminated or allowed to expire). Live Units are defined as units which are available for guest bookings on Sonder.com, the Sonder app and other channels. Sonder pays rent (or utilizes pre-negotiated abatement) and is able to generate revenue from these units. Contracted Units are units for which Sonder has signed real estate contracts, but are not yet available for guests to book. Sonder is not yet able to generate revenue from these units. Certain signed leases have contingencies or conditions that must be satisfied before we take over the units, and from time to time, we exclude some of these leases from our Contracted Units total based on our judgment about the likelihood that the contingencies or conditions will be satisfied. Occupancy Rate Occupancy Rate is defined as Occupied Nights divided by Bookable Nights, expressed as a percentage. Bookable Nights represent the total number of nights available for stays across all Live Units. This excludes nights lost to full building closures of greater than 30 nights. Occupied Nights represent the total number of nights occupied across all Live Units.

21 Webcast Details Sonder will host a webcast Tuesday, November 14, 2023 at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time to discuss these financial results and business highlights and guidance. To listen to a live audio webcast, please visit the “Events” section of Sonder’s Investor Relations website at investors.sonder.com. The archived webcast will be available on Sonder’s Investor Relations website shortly after the call. About Sonder Sonder is revolutionizing hospitality through innovative, tech-enabled service and inspiring, thoughtfully designed accommodations combined into one seamless managed experience. Launched in 2014, Sonder provides a variety of accommodation options — from spacious rooms to fully-equipped suites and apartments — found in over 40 markets spanning ten countries and three continents. The Sonder app gives guests full control over their stay. Complete with self-service features, simple check-in and 24/7 on-the-ground support, amenities and services at Sonder are just a tap away, making a world of better stays open to all. To learn more, visit www.sonder.com or follow Sonder on X (Twitter), Instagram or LinkedIn. Download the Sonder app on Apple or Google Play. The information that can be accessed through hyperlinks or website addresses included herein is deemed not to be incorporated in or part of this Shareholder Letter. Forward-Looking Statements This Shareholder Letter contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements about Sonder’s forecasted revenue growth, costs, and cash flow (including Sonder’s guidance for revenue and Free Cash Flow for Q4 2023, 2H 2023, and year ending December 31, 2023 and statements about potential cash flow margin), statements about Sonder’s anticipated numbers of Live and Contracted Units, the statements regarding Sonder’s goal of achieving sustainable positive Free Cash Flow and its Cash Flow Positive Plan, including anticipated cost reductions, targeted capital light signings and potential cash flow improvements, statements about the scope, timing, and anticipated impact of Sonder’s portfolio optimization program, including any lease amendments and anticipated cost savings, anticipated travel demand, booking patterns, pricing trends, and other trends, expectations, and objectives discussed in the sections of this Shareholder Letter titled “A note from Francis,” “Improving Cash Flow Metrics,” and “Guidance,” Sonder’s addressable market, potential new markets, and market penetration, innovation plans and initiatives, the success of Sonder’s corporate travel efforts and other RevPAR initiatives, anticipated unit economics, expected seasonality, and other information concerning Sonder’s possible or assumed future financial or operating results and measures, business strategies, competitive position, industry environment, potential growth opportunities, and future operations. These forward-looking statements are based on Sonder’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this Shareholder Letter, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “proposed,” “guidance,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Sonder’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: potential negative impacts on Sonder’s financial results as a result of changes in travel, hospitality, and real estate markets, including the possibility that travel demand and pricing do not recover to the extent anticipated, particularly in the current geopolitical and macroeconomic environment; potential inability to negotiate satisfactory leases or other arrangements to operate new properties, onboard new properties in a timely manner, or renew or replace existing properties on attractive terms, and the possibility of lease terminations prior to scheduled expirations or the failure of lease contingencies; possible delays in real estate development and construction projects related to Sonder’s leases, or other delays in generating revenues from new properties; the possibility that Sonder may not benefit from any market recovery to the extent it anticipates; risks and uncertainties associated with Sonder’s Cash Flow Positive Plan announced in June 2022 and its portfolio optimization program, including the possibility that Sonder will not realize the anticipated cost savings, capital light signings or cash flow improvements from these initiatives or any future cost-saving initiatives, or will need to engage in additional fundraising, and the risk that these initiatives or any future cost-saving initiatives will adversely affect relationships with property owners, employee retention, effectiveness and hiring or other aspects of Sonder’s business; the possibility that RevPAR initiatives will not achieve the desired results and that future pricing and/or occupancy will be lower than anticipated; the possibility of higher than expected capital expenditures, property-related costs or other operating expenses and unanticipated conditions or incidents at leased properties; risks associated with Sonder’s relationships with and reliance upon real estate owners, OTAs and other third parties, and their performance of their obligations; changes in applicable laws or regulations, including legal, tax or regulatory developments, and the impact of any litigation or other legal or regulatory proceedings; the possibility that Sonder may be adversely affected by other economic, business and/or competitive factors, including the additional risks associated with operating internationally; the possibility that Sonder will be unable to effectively manage its growth; Sonder’s success in retaining or recruiting officers, other employees and directors; potential delays or difficulties introducing new or upgraded amenities, services or features, including enhancements to the Sonder app; potential inability to continue meeting the listing standards of Nasdaq; risks related to the impact of public health crises; and other risks and uncertainties described under the heading “Risk Factors” in Sonder’s most recent Quarterly Report on Form 10-Q filed with the SEC on August 9, 2023, Annual Report on Form 10-K filed with the SEC on March 16, 2023, and subsequent SEC filings. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Sonder does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this Shareholder Letter. Additional risks and uncertainties are identified and discussed in Sonder’s reports filed and to be filed with the SEC and available on the SEC’s website at www.sec.gov. CONTACTS Media press@sonder.com Investors ir@sonder.com

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